EXHIBIT 10.29a
                                 --------------

         AMENDMENT, dated as of January 15, 1999 (this "Amendment"), by and among HUGHES ELECTRONICS CORPORATION, a Delaware corporation ("Hughes"), SINGAPORE TELECOMMUNICATIONS LTD., a Singapore corporation ("SingTel"), BARON CAPITAL PARTNERS, L.P., a Delaware limited partnership ("Baron; and Hughes, SingTel and Baron, collectively, the "Guarantors"), AMERICAN MOBILE SATELLITE CORPORATION, a Delaware corporation ("AMSC Parent"), and AMSC ACQUISITION COMPANY, INC., a Delaware corporation and a wholly-owned subsidiary of AMSC Parent ("AMSC Acquisition"), to the Guaranty Issuance Agreement dated as of March 31, 1998 (said Agreement, as the same may be amended, supplemented or otherwise modified from time to time, being the "Guaranty Issuance Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein) by and among each of the Guarantors, AMSC Parent and AMSC Acquisition.

                              W I T N E S S E T H :

                  WHEREAS,  each  of  the  Guarantors,   AMSC  Parent  and  AMSC
Acquisition wish to clarify the application of Section 13 of the Guaranty Issuance Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  Section 1. Amendment to the Guaranty Issuance Agreement. The Guaranty Issuance Agreement is, subject to Section 2 hereof, hereby amended as follows:

                   Section 13 thereof is amended by inserting at the end of the first sentence thereof the following:

          "; provided that if such payment results from a drawing under a "Baron Capital Letter of Credit" (as such term is defined in each of the Credit Agreements) as contemplated by the last sentence of Section 1(e) of either Guaranty by Baron during the 90 day period preceding the expiry thereof, AMSC Acquisition and AMSC Parent shall have no such reimbursement obligation and Baron shall become a holder of notes and assignee of the rights and obligations of the Lenders in respect of Tranche C Loans as contemplated by such Section 1(e) of such Guaranty by Baron."

                  Section  2.   Effectiveness.   This  Amendment   shall  become
effective as of the date first set forth above upon the execution of a counterpart hereof by each of the Guarantors, AMSC Parent and AMSC Acquisition.

                  Section 3.  Miscellaneous.

                  (a) Upon the effectiveness of this Amendment, each reference in the Guaranty Issuance Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Guaranty Issuance Agreement as amended hereby.


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                  (b)  Except as  specifically  amended  or waived  hereby,  the
Guaranty Issuance Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy which AMSC Parent, AMSC Acquisition or any Guarantor hereto may have under the Guaranty Issuance Agreement.

                  (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  (e) Each of AMSC Parent and AMSC Acquisition jointly and severally agrees that it will, upon demand, pay to each Guarantor the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of such Guarantor's counsel and of any experts and agents, which such Guarantor may incur in connection with the negotiation, preparation or administration of this Amendment.

                  (f) THIS AMENDMENT SHALL BE GOVERNED BY AND CON STRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.





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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


AMSC ACQUISITION COMPANY, INC.             SINGAPORE TELECOMMUNICATIONS
                                           LTD.


By:    /s/Randy Segal                      By:    /s/Ho Siaw Hong
Name:  Randy Segal                         Name:  Ho Siaw Hong
Title: Vice President                      Title: Assistant Vice President
                                                  (Satellite Services)

AMERICAN MOBILE SATELLITE                  BARON CAPITAL PARTNERS, L.P.,
CORPORATION                                 a Delaware limited partnership

By:    /s/Randy Segal                      By:  Baron Capital Management, Inc.,
Name:  Randy Segal                              a general partner
Title: Vice President
                                                By:    /s/Morty Schaja
                                                Name:  Morty Schaja
                                                Title: Chief Operating Officer
HUGHES ELECTRONICS
CORPORATION

By:     /s/Mark A. McEachen
Name:   Mark A. McEachen
Title:  Corporate Vice President, Treasurer